UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2023

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2909 Hillcroft, Suite 420
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 427 under the Securities Act (17 CFR 230.427)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On December 14, 2023, Silver Star Properties REIT, Inc. (the "Company") initiated legal proceedings by filing a petition against Allen R. Hartman, individually and in his capacity as Trustee of the Hartman Family Protection Trust, as well as certain related parties, including his wife, Lisa Hartman, also individually and in her capacity as Trustee of the Hartman Family Protection Trust; their daughter, Margaret Hartman; Hartman vREIT XXI Inc.; and Hartman XX Holdings, Inc. (the "Hartman Defendants") in the District Court of Harris County, Texas, 334th Judicial District (Case no. 2023-85765), alleging fraud, fraud in real estate transactions, civil conspiracy to commit fraud, slander of title, tortious interference, fraud by nondisclosure, negligent misrepresentation, breach of fiduciary duties, civil conspiracy to beach fiduciary duty, and breach of contract (the "Petition").

The Company believes that actions by the Hartman Defendants, as described in detail in the Petition, including their self-dealing and misuse of Company resources, breaches of fiduciary duty, and fraudulent litigation and lis pendens actions, have caused the Company to incur substantial damages. The legal proceedings aim to address the alleged misconduct comprehensively and to position the Company to recover damages caused by the Hartman Defendants.

The foregoing description of the legal proceedings commenced by the Petition does not purport to be complete and is qualified in its entirety by the full text of the Petition, a copy of which is furnished herewith as Exhibit 99.1. The Company intends to further investigate its allegations through the discovery process and the litigation proceedings.

The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Exhibit Description
99.1+	Lawsuit Petition
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Furnished herewith.

Cautionary Statement regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. The Petition and the related litigation are subject to inherent risks and uncertainties that are beyond the Company’s control and no assurance can be given with respect to any particular outcome, the timing of such outcome or the costs the Company may incur in pursuing such litigation. Forward-looking statements can often be identified by words such as “believes,” “aims” “expect,” “intend,” and similar expressions, and variations or negatives of these words. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the SEC, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this Current Report on Form 8-K and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ Michael Racusin
Name: Michael Racusin
Title: Senior Vice President, General Counsel, and Corporate Secretary
Date:  December 18, 2023